SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: April 21, 1999

                                  ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-12500                13-3145265
(State or Other Jurisdiction        Commission File           IRS Employer
      of Incorporation)                 Number)             Identification No.)

               1770 St. James Place, Houston, Texas 7705 Suite 607
                    (Address of Principal Executive Offices)

                                  713-621-3882
              (Registrant's Telephone Number, including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

     The Company's Class A Warrants and Class B Warrants have expired as of April 16, 1999.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 21, 1999                       ISRAMCO, INC.

                                            By: /s/ Haim Tsuff

                                            Haim Tsuff
                                            Chairman of the Board